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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 27, 1996

                       PSSFC Auto Receivables Trust 1996-A
             (Exact name of registrant as specified in its charter)

               New York                 33-84918           13-3526694
     (State or Other Jurisdiction      (Commission       (I.R.S. Employer
            of Incorporation)          File Number)    Identification No.)

       c/o Prudential Securities
           Secured Financing
                Corporation
         Attention: Norman Chaleff                           10292
         One New York Plaza, 12th Fl.                     (Zip Code)
         New York, New York

         (Address of Principal
          Executive Offices)

        Registrant's telephone number, including area code (212) 778-4114

                                    No Change
          (Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Receivables

     Prudential Securities Secured Financing Corporation, as Depositor (the "Depositor"), has registered issuances of an aggregate of up to $400,000 in principal amount of lease and auto receivables-backed securities, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 33-84918) (as amended, the "Registration Statement"). The Depositor formed the PSSFC Auto Receivables Trust 1996-A (the "Trust"), a New York trust, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 1996 (the "Pooling and Servicing Agreement"), among the Depositor, Emergent Group, Inc., as servicer (the "Servicer") and Bankers Trust Company, as trustee (the "Trustee"). Pursuant to the Registration Statement, the Trust issued $14,496,000.00 in aggregate principal amount of its 6.55% Auto Receivables-Backed Certificates, Class A (the "Certificates"), on March 27, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which are being filed as exhibits to the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

     The Certificates were issued pursuant to the Pooling and Servicing Agreement attached hereto as Exhibit 4.1. The Certificates consist of three classes, the Class A Certificates (the "Class A Certificates"), the Class B Certificates and the Class C Certificate. Only the Class A Certificates were issued pursuant to the Registration Statement.

     The assets of the Trust consist of a segregated pool of installment sale contracts or promissory notes, (collectively, the "Receivables"), together with all monies at any time paid or payable thereon or in respect thereof after February 29, 1996 (including amounts due on or before February 29, 1996 but received by the Depositor, the Seller or the Originators after February 29,
1996), an assignment of security interests of the Originators in the Financed Vehicles, the Insurance Policies and any proceeds from any Insurance Policies relating to the Receivables, the Obligors or the Financed Vehicles, including rebates of premiums, rights of the Originators against Dealers with respect to the Receivables under the Dealer Agreements and the Dealer Assignments, all items contained in the Receivable Files, any and all other documents that the Originators keep on file in accordance with their customary procedures relating to the Receivables, the Obligors or the Financed Vehicles, property (including the right to receive future Liquidation Proceeds) that secures a Receivable and that has been acquired by or on behalf of the Trust pursuant to liquidation of such Receivable, such amounts as from time to time may be held in one or other accounts established by the Servicer and all proceeds of the foregoing (all such capitalized terms as defined in the Pooling and Servicing Agreement). On and prior to March 27, 1996 (the "Closing Date"), The Loan Pro$, Inc. and Premier Financial Services, Inc. (together, the "Originators") transferred the Receivables and the related assets to Emergent Auto Holdings Corp. (the "Seller") pursuant to the Purchase Agreement and Assignment, dated as of March 1, 1996, attached hereto as Exhibit 10.2, between the Originators, the Seller and Emergent Group, Inc. On the Closing Date, the Seller transferred the Receivables and the related assets to the Depositor pursuant to the Unaffiliated Seller's Agreement, dated as of March 1, 1996, attached hereto as Exhibit 10.1, among the Seller, Emergent Group, Inc., the Originators and the Depositor. The Depositor, in turn, then transferred the Receivables and the related assets to the Trust pursuant to the Pooling and Servicing Agreement, attached hereto as
Exhibit 4.1.

     Interest payments on the Class A Certificates are based on the outstanding Class A Certificate Balance and the Class A Pass-Through Rate. The Class A Pass-Through Rate will be 6.55% per annum. The Class A Certificates have an initial Class A Certificate Balance of $14,496,000.00.

     As of the Closing Date, the Receivables possessed the characteristics described in the Prospectus dated December 2, 1994 and the Prospectus Supplement dated March 25, 1996 filed pursuant to Rule 424(b) of the Act on March 26, 1996.







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

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits:

     1.1 Underwriting Agreement, dated March 25, 1996, between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

     4.1 Pooling and Servicing Agreement, dated as of March 1, 1996, among Prudential Securities Secured Financing Corporation, as depositor, Emergent Group, Inc., as servicer and Bankers Trust Company, as trustee.

     4.2 Master Spread Account Agreement, dated as of March 1, 1996 between Emergent Auto Holdings Corp., The Loan Pro$, Inc. and Premier Financial Services, Inc. (collectively the "Originators"), Emergent Group, Inc., Financial Security Assurance Inc. and Bankers Trust Company.

     4.3 Form of Certificate Insurance Policy and Endorsement No. 1 thereto dated March 27, 1996.

     10.1 Unaffiliated Seller's Agreement, dated as of March 1, 1996, among Prudential Securities Secured Financing Corporation, Emergent Group, Inc. and Emergent Auto Holdings Corp.

     10.2 Purchase Agreement and Assignment, dated as of March 1, 1996, between the Originators, Emergent Auto Holdings Corp. and Emergent Group, Inc.

     10.3 Insurance and Indemnity Agreement, dated as of March 1, 1996 among Financial Security Assurance Inc., Prudential Securities Secured Financing Corporation, Emergent Group, Inc., The Loan Pro$, Inc., Premier Financial Services, Inc. and Emergent Auto Holdings Corp.

     10.4 Indemnification Agreement, dated as of March 1, 1996 among Financial Security Assurance Inc., Prudential Securities Secured Financing Corporation, Emergent Group, Inc., The Loan Pro$, Inc., Premier Financial Services, Inc., Emergent Auto Holdings Corp. and Prudential Securities Incorporated.

     10.5 Stock Pledge and Collateral Agency Agreement, dated as of March 1, 1996 among The Loan Pro$, Inc., Premier Financial Services, Inc., Emergent Auto Holdings Corp., Emergent Group, Inc., Financial Security Assurance Inc. and Bankers Trust Company.


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

                           EXHIBIT INDEX

Exhibit No.        Description                                     Page No.
- -----------        -----------                                     --------

1.1                Underwriting Agreement, dated March
                   25, 1996 between Prudential
                   Securities Secured Financing
                   Corporation and Prudential
                   Securities Incorporated.

4.1                Pooling and Servicing Agreement,
                   dated as of March 1, 1996, among
                   Prudential Securities Secured
                   Financing Corporation, as
                   depositor, Emergent Group, Inc., as
                   servicer, and Bankers Trust
                   Company, as trustee.

4.2                Master Spread Account Agreement,
                   dated as of March 1, 1996 between
                   Emergent Auto Holdings corp., the
                   Originators, Emergent Group, Inc.,
                   Financial Security Assurance Inc.
                   and Bankers Trust Company.

4.3                Form of Certificate Insurance
                   Policy and Endorsement No. 1
                   thereto dated March 27, 1996.

10.1               Unaffiliated Seller's Agreement,
                   dated as of March 1, 1996, among
                   Prudential Securities Secured
                   Financing Corporation, Emergent
                   Auto Holdings Corp. and Emergent
                   Group, Inc.

10.2               Purchase Agreement and Assignment,
                   dated as of March 1, 1996, between
                   Emergent Auto Holdings Corp., The
                   Loan Pro$, Inc., Premier Financial
                   Services, Inc. and Emergent Group,
                   Inc.

10.3               Insurance and Indemnity Agreement,
                   dated as of March 1, 1996 among
                   Financial Security Assurance Inc.,
                   Prudential Securities Secured
                   Financing Corporation, Emergent
                   Group, Inc., The Loan Pro$, Inc.,
                   Premier Financial Services, Inc.
                   and Emergent Auto Holdings Corp.

Exhibit No.        Description                                     Page No.
- -----------        -----------                                     --------

10.4               Indemnification Agreement, dated as
                   of March 1, 1996 among Financial
                   Security Assurance Inc., Prudential
                   Securities Secured Financing
                   Corporation, Emergent Group, Inc.,
                   The Loan Pro$, Inc., Premier
                   Financial Services, Inc., Emergent
                   Auto Holdings Corp. and Prudential
                   Securities Incorporated.

10.5               Stock Pledge and Collateral Agency
                   Agreement, dated as of March 1,
                   1996 among The Loan Pro$, Inc.,
                   Premier Financial Services, Inc.,
                   Emergent Auto Holdings Corp.,
                   Emergent Group, Inc., Financial
                   Security Assurance Inc. and Bankers
                   Trust Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          PSSFC AUTO RECEIVABLES TRUST 1996-A


                          By:  Prudential Securities Secured
                                    Financing Corporation, as
                                    Depositor



                               By: /s/ Norman Chaleff
                                  ---------------------------
                                   Name:    Norman Chaleff
                                   Title:   Vice President


Dated:  April 10, 1996